August 17, 2020

VIA EDGAR

Securities & Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Re:	Axonic Funds File Nos. 333-234244 and 811-23483

Dear Sir or Madam,

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in a supplement dated July 20, 2020, to the prospectus, dated July 16, 2020 with respect to the Fund. The purpose of this filing is to submit the 497(e) filing dated July 20, 2020 in XBRL for the Fund.

If you have any questions, please contact Jeffrey Skinner of Kilpatrick Townsend & Stockton LLP at 336-607-7512. Thank you for your consideration.

Sincerely,

/s/ Joseph Grogan
Joseph Grogan, Secretary

Enclosure